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                                                                   Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

As independent public accountants, we hereby consent to the incorporation by reference of our report in this Form 8-K/A into Harvard Bioscience's previously filed Registration Statement on Form S-8 File No. 333-53848.

Boston, Massachusetts                              /s/ Arthur Andersen LLP
August 14, 2001                                        ARTHUR ANDERSEN LLP